SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                         Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2)
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                            DIGITAL POWER CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:  __________________________________________
         2)  Form, Schedule or Registration Statement No.: _____________________
         3)  Filing Party:  ____________________________________________________
         4)  Date Filed: _______________________________________________________

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635









To Our Shareholders:

     You are cordially invited to attend the annual meeting of the shareholders of Digital Power Corporation to be held at 10:00 a.m. PST, on August 4, 2003, at our corporate offices located at 41920 Christy Street, Fremont, California 94538.

     At the meeting, you will be asked to (i) elect six (6) directors to the board and (ii) approve other matters that properly come before the meeting, including adjournment of the meeting.

     We hope you will attend the shareholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.





                                                         /s/ David Amitai
                                                         David Amitai,
                                                         Chief Executive Officer

July 2, 2003

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 4, 2003
                          ----------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Digital Power Corporation (the "Company"), a California corporation, will be held at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538, on Monday, August 4, 2003, at 10:00 a.m. (PST), for the purpose of considering and acting on the following:

     1. To elect six (6) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on June 25, 2003, are entitled to receive notice of and to vote at the meeting. Shareholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise.

                                              By Order of the Board of Directors



                                              /s/ Haim Yatim
                                              Haim Yatim,
                                              Secretary

July 2, 2003

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

     We are furnishing this proxy statement to you in connection with our annual meeting to be held on Monday, August 4, 2003 at 10:00 a.m. (PST) at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538 and at any adjournment thereof. The matters to be considered and acted upon are (i) the election of six (6) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified and (ii) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of our board of directors and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any.

     Our annual report for the fiscal year 2002, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This proxy statement was first mailed to shareholders on July 2, 2003.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors.

Who is entitled to vote?

     Only shareholders of record at the close of business on the record date, June 25, 2003 (the "Record Date"), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card(s) in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

     Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Company's Secretary at Digital Power Corporation, 41920 Christy Street, Fremont, California 94538, in writing, voting in person or returning a later-dated proxy card.

Who will count the vote?

     The Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Transfer & Trust is the transfer agent for the Company's common stock. Computershare Transfer & Trust will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. You can accomplish this by contacting our transfer agent, Computershare Transfer & Trust, located at 350 Indiana Street, Suite 800, Golden, Colorado 80401, phone (303) 986-5400, fax (303) 986-2444, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     Only shares of common stock may vote. As of the Record Date, 5,410,680 shares of common stock were issued and outstanding.

     Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the shareholders' meeting. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees for director who receive the most votes will become our directors. A majority of the shares voting is required to approve all other proposals, however, the number of shares voting affirmatively must be greater than twenty-five percent (25%) of the outstanding shares.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

How will we solicit proxies?

     We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers and employees without additional compensation.

                                 STOCK OWNERSHIP

How much stock do our directors, executive officers and principal shareholders own?

     The  following  table shows the amount of our shares of common  stock (AMEX
Symbol: DPW) beneficially owned (unless otherwise indicated) by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our directors and nominees and the executive officers, directors and nominees as a group. As of June 25, 2003, there were 5,410,680 shares of common stock outstanding. All information is as of June 25, 2003. Unless indicated otherwise, the address of all shareholders listed is Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

-------------------------------------------------------------------------- ----------------------------
                                                                                Shares Beneficially
                                                                                     Owned(1)
                                                                                     --------
Name  & Address of Beneficial Owner                                        Number             Percent
-----------------------------------
Telkoor Telecom Ltd.                                                       3,150,000(2)        49.1%
5 Giborei Israel
Netanya 42293
Israel

Ben-Zion Diamant                                                           3,250,000(3)        49.9%

David Amitai                                                               3,417,504(4)        52.5%

Josef Berger                                                                  10,000(5)            *

Mark L. Thum                                                                  10,000(5)            *

Yeheskel Manea                                                                       0             *

Youval Menipaz                                                                       0             *

Amos Kohn                                                                            0             *

Digital Power ESOP                                                           167,504            3.1%

Robert O. Smith                                                              511,500(6)         8.0%

Barry W. Blank                                                               450,800            8.3%
P.O. Box 32056
Phoenix, AZ  85064

All directors and executive officers as a group                            3,537,504(7)        53.4%
(7 persons)
-------------------------------------------------------------------------- ------------------ --------

Footnotes to Table
------------------
*     Less than one percent.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
(2)  Includes 2,150,000 shares and warrants to purchase 1,000,000 shares.

(3) Mr. Diamant serves as a director of Telkoor Telecom Ltd. Includes options to purchase 100,000 shares owned by Mr. Diamant and 2,150,000 shares and warrants to purchase 1,000,000 shares beneficially owned by Telkoor Telecom, which may also be deemed beneficially owned by Mr. Diamant.
(4) Mr. Amitai serves as a director of Telkoor Telecom Ltd. Includes (i) options to purchase 100,000 shares owned by Mr. Amitai, (ii) 2,150,000 shares and warrants to purchase 1,000,000 shares beneficially owned by Telkoor Telecom, which may also be deemed beneficially owned by Mr. Amitai, and (iii) 167,504 shares owned by Digital Power ESOP of which Mr. Amitai is a trustee and may be deemed a beneficial owner.
(5)  Includes options to purchase 10,000 shares exercisable within 60 days.
(6)  Represents 511,500 shares subject to options exercisable within 60 days.
(7) Includes options to purchase 220,000 shares and warrants to purchase 1,000,000 shares exercisable within 60 days.

                             SECTION 16 TRANSACTIONS

     Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Securities and Exchange Commission ("Commission") during fiscal year 2002, all current directors and officers of the Company timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, except Yeheskel Manea, Haim Yatim, and Youval Menipaz who were late filing their Form 3's, which each reported one transaction.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than five (5) directors and a maximum of nine (9) directors. The Board has fixed the authorized number of directors at six (6). The term of office for the directors elected at this meeting will expire at the next annual meeting of shareholders to be held in 2004 or until his earlier death, resignation or removal.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six (6) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve as director, if elected.

     The nominees for director are Messrs. Diamant, Amitai, Thum, Manea, Menipaz and Kohn. The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

Ben-Zion Diamant                                             Director since 2001

     Mr. Diamant, age 53, has been the Chairman of the Board of the Company since November 2001. He has also been Chairman of the Board of Telkoor Telecom Ltd. since 1994. From 1992-1994, Mr. Diamant was a partner and business development manager of Phascom. From 1989 to 1992, Mr. Diamant was a partner and manager of Rotel Communication. He earned his BA in Political Science from Bar-Ilan University.

David Amitai                                                 Director since 2001

     Mr. Amitai, age 61, has served as President and Chief Executive Officer of the Company since November 2001. He has also served as President and Chief Executive Officer of Telkoor Telecom Ltd. and its subsidiary Telkoor Power Supplies since 1994. Prior to working for Telkoor Telecom Ltd., Mr. Amitai was the founder and General Manager of Tadiran's Microelectronics Division from 1978 to 1989 and the Director of Material and Logistics of Tadiran from 1989 to 1994. Mr. Amitai held positions in engineering and manufacturing at the California base semiconductor companies: Monolithic Memories (MMI) and Fairchild Semi. Mr. Amitai earned his engineering degree from California State University at San Jose, California.

Mark L. Thum                                                 Director since 2001

     Mr. Thum, age 54, has been a Director of the Company since 2001. He is currently Vice President of International Business Development for BAE Systems Information and Electronic Warefare System (formerly Sanders, a Lockheed Martin company, and formerly Loral Electronics Systems). Mr. Thum joined then Loral Electronic Systems in 1993. From 1971 to 1993, Mr. Thum worked for Grumman Aerospace Corporation. From 1989 to 1993, he was Director of Airborne Early Warning Aircraft International Programs. Mr. Thum holds a B.E. in Engineering Science from State University of New York at Stony Brook and a M.S. in Management Engineering from Long Island University.

Yeheskel Manea                                               Director since 2002

     Mr. Manea, age 59, has served as a Director of the Company since 2002. Since 1996, he has been a Branch Manager of Bank Hapoalim, one of the leading banks in Israel. Mr. Manea has been employed with Bank Hapoalim since 1972. He holds a Bachelors of Science in Economy and Business Administration from Ferris College, University of Michigan.

Youval Menipaz                                               Director since 2002

     Mr. Menipaz, age 53, has served as a Director of the Company since 2002. Mr. Menipaz has been the Managing Director of Foriland Investments since 2000, a privately owned company which invests in and manages several companies. Since 1977, he has held several executive positions in leading companies within the Israeli market. Among others, he served as the Operation Manager of Osem Industries Ltd, Vice President of Elite Industries Ltd, President of Supershuk Greenberg Ltd. Mr. Menipaz holds a Bachelors of Science in Industrial Engineering from the Technion, the Israeli Institute of Technology.

Amos Kohn                                                                Nominee

     Mr. Kohn, age 43, is the Vice President of System Engineering & Business Development of AVIVA Communications, Inc.a high technology cable television and broadcast service company located in Cupertino, California, from 2003 to the present. From 2000 to 2003, Mr. Kohn was the Chief Architect & Head of System Solutions of Liberate Technologies, a software company specializing in telecommunications located in San Carlos, California. From 1997 to 2000, Mr. Kohan was the Vice President of Engineering & Technology for Golden Channel, a telecommunications company located in Israel. Mr. Kohn holds a Bachelors of Science in Electronics from ORT Technological College, Israel.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

How are directors compensated?

     All directors who are not employees of the Company are paid $10,000 per annum paid quarterly and granted options to purchase 10,000 shares of common stock vesting upon completion of one year of service.

How often did the Board meet during fiscal 2002?

     The Board of Directors met four times and acted by unanimous consent three times during fiscal 2002. Each director attended at least 75% of the total number of meetings of the Board and Committees on which he served.

What committees has the Board established?

     We currently have a Compensation Committee and an Audit Committee. We do not have a Nominating Committee.

     At fiscal year end, the Audit Committee consisted of four (4) independent directors, Messrs. Thum, Berger, Manea and Menipaz. As part of its responsibilities, the Audit Committee provides assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to the Company's accounting, reporting practices of the Company, the quality and integrity of the financial statements of the Company and the capital requirements of the Company. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee met four times and acted by unanimous consent two times during fiscal 2002.

     The Compensation Committee consisted of four (4) independent directors, Messrs. Thum, Berger, Manea and Menipaz. The Compensation Committee reviews and approves the executive compensation policies and determines employee option grants. The Compensation Committee met two times and acted by unanimous consent one time during fiscal 2002

     In  accordance  with  Securities  Exchange  Commission   regulations,   the
following is the Audit Committee Report. Such report is not deemed to be filed with the Securities Exchange Commission.

Report of the Audit Committee

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee has also met and discussed with the Company's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                         Respectfully submitted,
                                         DIGITAL POWER CORPORATION
                                         AUDIT COMMITTEE

                                         Mark Thum
                                         Josef Berger

                                         Yeheskel Manea
                                         Youval Menipaz


Directors of the Company

     The biographies of Messrs. Diamant, Amitai, Thum, Manea and Menipaz can be found under Proposal 1 - Election of Directors.

Josef Berger                                                 Director since 2002

     Dr. Berger, age 52, has served as a Director of the Company since 2002. From 1998 to 2002, Dr. Berger was the Founder, President and Chief Executive Officer of CALY Networks, a company that made high speed wireless Internet access solutions. From 1988 to 1997, Dr. Berger was a Founder, Senior Vice President and Director of Harmonic Inc. (Nasdaq: HLIT), which provides broadband solutions to deliver video, voice and data in Cable TV and Satellite networks. Dr. Berger holds a doctorate in Physics from the Technion Israel Institute of Technology.

Executive Officers of the Company

     The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:


---------------------------------- ------------------------------------ ------- ---------------------------
              Name                              Position                 Age                   Period
              ----                              --------                 ---                   ------
Ben-Zion Diamant                   Chairman                               53                2001 - Present

David Amitai                       President and Chief Executive          61                2001 - Present
                                   Officer

Uri Friedlander                    Former Chief Financial Officer and     40                2001 - 2002
                                   Secretary

Haim Yatim                         Chief Financial Officer and            39                2002 - Present
                                   Secretary
---------------------------------- ------------------------------------ ------- ---------------------------

     Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. Mr. Menha's daughter is married to Mr. Diamont's son. Mr. Menipaz is the son of Mr. Amitai's cousin. The Board believes Mr. Manea and Mr. Menipaz are independent and will be Independent Directors under AMEX Rules. There are no other family relationships between any of the officers, directors or nominees.

     The biographies of Messers. Diamant and Amitai can be found under Proposal 1 - Election of Directors.

Uri Friedlander                                        Officer from 2001 to 2002

     Mr. Friedlander, age 40, was Chief Financial Officer of the Company from November 2001 to August 2002. He has been the Chief Financial Officer of Telkoor Telecom Ltd. and its subsidiaries since 1997. From 1991 to 1997, Mr. Friedlander was a controller of International Technology Lasers Ltd. and Quality Power Supplies Ltd., members of Clal Electronics Group. From 1986 until 1991, he served as auditor for Lyoboshitz Kasirer (currently Arthur Andersen) Public Accountants. Mr. Friedlander received a B.A. degree in Accounting and Economics from Tel-Aviv University.

Haim Yatim                                                    Officer since 2002

     Mr. Yatim, age 39, was appointed as the Company's Chief Financial Officer in August 2002. From 2000 to 2002, he was a partner at Ernst & Young. From 1995 until 2000, he was an auditor with Ernst & Young. From 1992 to 1994, he was an Auditor at Almagor. Mr. Yatim is a certified public accountant. Mr. Yatim received a B.A. degree in Accounting and Economics from Tel-Aviv University.

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     This table lists the aggregate compensation paid in the past three years for all services of the Chief Executive Officer and other persons who earned over $100,000 last fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long Term Compensation
                                       Annual Compensation                       Awards                   Payouts
                                 --------------------------------                                       ------------ ---------------
                                                                       Restricted      Securities          LTIP         All Other
       Name and                                   Other Annual            Stock        Underlying         Payouts     Compensation
  Principal Position     Year        Salary       Compensation        Award(s) ($)     Options (#)          ($)
                                                       ($)
----------------------- -------- --------------- ----------------    ---------------- --------------    ------------ ---------------
David Amitai,            2002    $     0           $166,850(1)             $0               0               $0             $0
President and Chief      2001    $     0(1)        $ 14,428(1)             $0            200,000(2)         $0             $0
Executive Officer

Robert O. Smith,         2002    $    0            $100,000                $0            100,000(3)         $0             $0
Consultant and Former    2001    $125,851              $0                  $0            100,000(4)         $0             $0
President and Chief      2000    $200,000              $0                  $0            100,000(4)         $0             $0
Executive Officer
----------------------- -------- --------------- ---------------- -- ---------------- -------------- -- ------------ ---------------

(1) For the years ended December 31, 2002 and 2001, the Company did not pay Mr. Amitai a salary, but did reimburse him for certain expenses related to living in the United States and his services to the Company, including rent, telephone, car and other expenses. Such reimbursements also included Mr. Amitai's federal and state taxes related to the expenses. For the year ended December 31, 2002, Mr. Amitai's reimbursement was $166,850 including $54,400 that will be reimbursed in 2003.
(2) Represents options to purchase 200,000 shares of common stock at $0.70 per share.
(3) Pursuant to Mr. Smith's consulting agreement, he in entitled to receive options to purchase 100,000 at $3.00 per share on the first business day of the year in 2002, 2003 and 2004.
(4) Pursuant to Mr. Smith's former employment contract, he was entitled to receive options to purchase 100,000 shares of common stock each year. The exercise price for year 2001 was $1.63 and year 2000 was $1.5625.

Consulting Agreement

     On November 16, 2001, the Company and Mr. Robert Smith entered into a consulting agreement for a period of three years. Under the Consulting Agreement, Mr. Smith is paid $100,000 per year and granted options to purchase 100,000 shares of common stock each year.

Options Granted in Last Fiscal Year

                                Individual Grants

     The information below concerns the individual grants of stock options to executive officers and former executive officers made during the last fiscal year.

           ==============================================================================================
                                Number of           Percent of Total
                                Securities          Options Granted to
                                Underlying Options  Employees in Fiscal Exercise Base
           Name                 Granted             Year                Price ($/sh)    Expiration Date
           ==============================================================================================

           David Amitai                  0                   0%                -               -
           ----------------------------------------------------------------------------------------------

           Robert O. Smith            100,000               59%              $3.00           1/2012
           ==============================================================================================

                         Ten-Year Options/SAR Repricings

     There were no repricing of options for the fiscal year ended December 31, 2002.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended December 31, 2002 for all executive officers at the end of the year.

========================================================================================================================

                                                               Number of Options at      Value of Unexercised Options
                                                                December 31, 2002                In-the-Money
                        Shares Acquired                           (Exercisable/              at December 31, 2002
Name                      Or Exercised     Value Realized         Unexercisable)       (Exercisable/ Unexercisable)(1)
========================================================================================================================
                                                                                                        0/0
David Amitai                  -0-               -0-              100,000/100,000
========================================================================================================================

Robert O. Smith               -0-               -0-                    411,500/0                        0/0
========================================================================================================================

Footnotes to Table
------------------
(1)  Market price at December 31, 2002 for a share of common stock was $0.52.

Equity Compensation Plan Information

Compensation Plan Table

     The following table provides aggregate information as of the end of the fiscal year ended December 31, 2002 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

-------------------------------------------------------------------------------------------------------------------
        Plan category          Number of securities to be    Weighted-average exercise      Number of securities
                                issued upon exercise of        price of outstanding        remaining available for
                                  outstanding options,     options, warrants and rights     future issuance under
                                  warrants and rights                                     equity compensation plans
                                                                                            (excluding securities
                                                                                           reflected in column (a))
                                          (a)                           (b)                          (c)
-------------------------------------------------------------------------------------------------------------------

  Equity compensation plans            1,310,255                       $1.52                       310,728
approved by security holders
-------------------------------------------------------------------------------------------------------------------
  Equity compensation plans                0                             -                            0
  not approved by security
           holders
-------------------------------------------------------------------------------------------------------------------
            Total                      1,310,255                       $1.52                       310,728
-------------------------------------------------------------------------------------------------------------------

                                  Benefit Plans

Employee Stock Ownership Plan

     We adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 2002, the ESOP owns, in the aggregate, 167,504 shares of our common stock. All eligible employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of our common stock owned by the ESOP are voted by the ESOP trustees. Mr. Amitai, is one of two trustees of the ESOP.

2002, 1998 and 1996 Stock Option Plans and 1993 Stock Option Agreements

     We have established the 2002, 1998 and 1996 Stock Option Plans (the "Plans"). The purposes of the Plans are to encourage stock ownership by our employees, officers, and directors to give them a greater personal interest in the success of the business and to provide an added incentive to continue to advance in their employment or service to us. The Plans provide for the grant of either incentive or non-statutory stock options. The exercise price of any incentive stock option granted under the Plans may not be less than 100% of the fair market value of our common stock on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the Plans may be purchased with cash. Unless otherwise provided by the Board, an option granted under the Plans is exercisable for ten years. The Plans are administered by the Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule and other terms of the options. The Plans may be amended, suspended, or terminated by the Board but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by us. No option is transferable by the optionee other than by will or the laws of descent and distribution.

     As of December 31, 2002, a total of 1,972,000 options are authorized to be issued under the 1996, 1998 and 2002 Plans and options to purchase 1,300,255 shares of common stock were outstanding. Under the 1993 Stock Option Agreements, as of December 31, 2002, there were no options to purchase shares of common stock outstanding.

     As of April 7, 2003, there were options to purchase 1,310,255 shares of common stock outstanding under the Plans and no options to purchase shares of common stock outstanding under the 1993 Stock Option Agreements.

401(k) Plan

     We adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of our full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. We match contributions at the rate of $0.25 for each $1.00 contributed. We can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal
Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust. No amount was contributed on behalf of Mr. Amitai or Mr. Smith in 2002.

Certain Related Transactions

     On March 31, 2003, we entered into an agreement to sell 900,000 shares of common stock to Telkoor Telecom Ltd. in consideration of $600,000. As a part of the transaction, Telkoor Telecom Ltd.'s warrant to purchase 900,000 shares was canceled. The 900,000 warrant would have expired on May 23, 2003. Our Chairman, Mr. Diamant owns 42.45% and our President and Chief Executive Officer, Mr. Amitai owns 39.98% of the outstanding shares of Telkoor Telecom Ltd.

Legal Proceedings

The Company is currently involved in the legal proceeding described below.

     Tek-Tron  Enterprises,  Inc. v. Digital Power Corporation,  Court of Common
Pleas, Bucks County, Pennsylvania, Case No. 0302116-24-1. The case is a complaint for breach of contract and conversion of Parts and Infrastructure owned by Tek-Tron Enterprises, Inc. located in the Company's former subsidiary, Poder Digital S.A.'s, Mexico manufacturing plant. The Complaint seeks damages of

$300,000. The Company previous asked the Plaintiff pick up their Parts and Infrastructure and intends to defend the action.

Independent Auditors

     The firm of Kost Forer & Gabbay, a Member of Ernst & Young Global served as our independent auditors for the annual audit for the year ended December 31, 2002.

     Audit Fees. Fees for the last annual audit were $100,000.

     Financial Information Systems Design and Implementation Fees. The aggregate fees billed for professional services for designing or implementing a hardware or software system that aggregates data and generates information underlying our financial statements rendered by our independent auditor for the fiscal year ended December 31, 2002 was $0.

     All Other Fees. The aggregate fees billed for all other professional services rendered by our independent auditor, including tax services, for the fiscal year ended December 31, 2002 were $50,000.

     A representative of Ernst & Young LLP will be at the meeting by telephone conference facility to make a statement, if he or she desires, and to respond to appropriate questions.

Proposals of Shareholders

     Proposals by shareholders intended to be presented at 2004 annual meeting of shareholders must be received by us not later than March 4, 2004, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on May 18, 2004 and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter or (b) does not receive notice of the proposal prior to the close of business on May 18, 2004.

     Notices of intention to present proposal at the 2004 Annual Meeting should be address to Digital Power Corporation, 41920 Christy Street, Fremont, CA 94538, Attention: Secretary. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Annual Report to Shareholders

     The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, including audited financial statements, was mailed to the shareholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-KSB and all other periodic filings made with the Securities and Exchange Commission are available on the Company's website, www.digipwr.com.

                                 OTHER BUSINESS

     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board of Directors.

                                              By Order of the Board of Directors



                                              s/ Haim Yatim
                                              Haim Yatim,
                                              Secretary

July 2, 2003

PROXY


                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David Amitai and Haim Yatim as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Digital Power Corporation held of record by the undersigned as of June 25, 2003, at the Annual Meeting of Shareholders to be held at the Company's headquarters located at 41920 Christy Street, Fremont, CA 94538, at
10:00 a.m. (PST), on Monday, August 4, 2003, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

Proposal 1: To elect  directors  to serve for the  ensuing  year and until their successors are elected.

Nominees
--------
Ben-Zion Diamant                 [  ]   FOR          [  ]   WITHHOLD AUTHORITY
David Amitai                     [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Mark L. Thum                     [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Yeheskel Manea                   [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Youval Menipaz                   [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Amos Kohn                        [  ]   FOR          [  ]   WITHHOLD AUTHORITY


Proposal 2: To  transact  such other  business as may  properly  come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 2003

                                           ___________________________
                                           Signature



                                           ___________________________
                                           Signature


                                  Common Stock


Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.